EXHIBIT 99.2

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended March 31, 2021

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, one of the most significant factors is the ongoing adverse effect of the COVID-19 pandemic on our business, financial condition, results of operations, cash flows, operating performance and the effect it has had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. The extent of the impact of the COVID-19 pandemic will depend on future developments, including the duration of the pandemic, which are highly uncertain at this time but that impact could be material. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2020. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package on page i in the Appendix.

COVID-19 PANDEMIC
Our business has been adversely affected as a result of the COVID-19 pandemic and the preventive measures taken to curb the spread of the virus. Some of the effects on us include the following:
•With the exception of grocery stores and other "essential" businesses, many of our retail tenants closed their stores in March 2020 and began reopening when New York City entered phase two of its state-mandated reopening plan on June 22, 2020, however, there continue to be limitations on occupancy and other restrictions that affect their ability to resume full operations.
•While our buildings remain open, many of our office tenants are working remotely.
•We temporarily closed the Hotel Pennsylvania on April 1, 2020 and on April 5, 2021, we announced that we permanently closed the hotel.
•We cancelled trade shows at theMART beginning late March of 2020 and expect to resume trade shows in the third quarter of 2021.
•As of April 30, 2021, approximately 70% of the 1,293 Building Maintenance Services LLC ("BMS") employees that had been placed on furlough in 2020 have returned to work.
While we believe our tenants are required to pay rent under their leases and we have commenced legal proceedings against certain tenants that have failed to pay under their leases, in limited circumstances, we have agreed to and may continue to agree to rent deferrals and rent abatements for certain of our tenants.
For the quarter ended March 31, 2021, we collected 96% of rent due from our tenants, comprised of 97% from our office tenants and 90% from our retail tenants.
Based on our assessment of the probability of rent collection of our lease receivables, we have written off $1,001,000 of receivables arising from the straight-lining of rents for the three months ended March 31, 2021. In addition, we have written off $2,910,000 of tenant receivables deemed uncollectible for the three months ended March 31, 2021. These write-offs resulted in a reduction of lease revenues and our share of income from partially owned entities. Prospectively, revenue recognition for lease receivables deemed uncollectible will be based on actual amounts received.
In light of the evolving health, social, economic, and business environment, governmental regulation or mandates, and business disruptions that have occurred and may continue to occur, the impact of the COVID-19 pandemic on our financial condition and operating results remains highly uncertain but that impact has been and may continue to be material. The impact on us includes lower rental income and potentially lower occupancy levels at our properties which will result in less cash flow available for operating costs, to pay our indebtedness and for distribution to our shareholders. We have experienced a decrease in cash flow from operations due to the COVID-19 pandemic, including reduced collections of rents billed to certain of our tenants, the closure of Hotel Pennsylvania, the cancellation of trade shows at theMART, and lower revenues from BMS and signage. The value of our real estate assets may decline, which may result in non-cash impairment charges in future periods and that impact could be material.

BUSINESS DEVELOPMENTS
Financing Activity
One Park Avenue
On February 26, 2021, a joint venture in which we have a 55.0% interest completed a $525,000,000 refinancing of One Park Avenue, a 943,000 square foot Manhattan office building. The interest-only loan bears a rate of LIBOR plus 1.11% (1.21% as of March 31, 2021) and matures in March 2026, as fully extended. We realized net proceeds of $105,000,000. The loan replaces the previous $300,000,000 loan that bore interest at LIBOR plus 1.75% and was scheduled to mature in March 2021.
PENN 11
On March 7, 2021, we entered into an interest rate swap agreement for our $500,000,000 PENN 11 mortgage loan, to swap the interest rate on the mortgage loan from LIBOR plus 2.75% (2.85% as of March 31, 2021) to a fixed rate of 3.03% through March 2024.
909 Third Avenue
On March 26, 2021, we completed a $350,000,000 refinancing of 909 Third Avenue, a 1.4 million square foot Manhattan office building. The interest-only loan bears a fixed rate of 3.23% and matures in April 2031. The loan replaces the previous $350,000,000 loan that bore interest at a fixed rate of 3.91% and was scheduled to mature in May 2021.
Unsecured Revolving Credit Facility
On April 15, 2021, we extended our $1.25 billion unsecured revolving credit facility from January 2023 (as fully extended) to April 2026 (as fully extended). The interest rate on the extended facility was lowered to LIBOR plus 0.90% from LIBOR plus 1.00%. The facility fee remains at 20 basis points. Our $1.50 billion unsecured revolving credit facility matures in March 2024 (as fully extended) and also has an interest rate of LIBOR plus 0.90% and a facility fee of 20 basis points.
Leasing Activity
208,000 square feet of New York Office space (147,000 square feet at share) at an initial rent of $79.35 per square foot and a weighted average lease term of 15.5 years. The changes in the GAAP and cash mark-to-market rent on the 54,000 square feet of second generation space were positive 3.8% and 0.1%, respectively. Tenant improvements and leasing commissions were $10.45 per square foot per annum, or 13.2% of initial rent.
46,000 square feet of New York Retail space (36,000 square feet at share) at an initial rent of $253.39 per square foot and a weighted average lease term of 9.1 years. The changes in the GAAP and cash mark-to-market rent on the 12,000 square feet of second generation space were positive 32.2% and 9.4%, respectively. Tenant improvements and leasing commissions were $15.71 per square foot per annum, or 6.2% of initial rent.
85,000 square feet at theMART (all at share) at an initial rent of $52.76 per square foot and a weighted average lease term of 3.2 years. The changes in the GAAP and cash mark-to-market rent on the 83,000 square feet of second generation space were negative 4.3% and 2.6%, respectively. Tenant improvements and leasing commissions were $2.82 per square foot per annum, or 5.3% of initial rent.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2020
	2021	2020
Total revenues	$379,977	$444,532	$376,431

Net income (loss) attributable to common shareholders	$4,083	$4,963	$(209,127)
Per common share:
Basic	$0.02	$0.03	$(1.09)
Diluted	$0.02	$0.03	$(1.09)

Net income attributable to common shareholders, as adjusted (non-GAAP)	$12,446	$31,947	$6,695
Per diluted share (non-GAAP)	$0.06	$0.17	$0.04

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$124,359	$146,829	$130,389
Per diluted share (non-GAAP)	$0.65	$0.77	$0.68

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$118,407	$130,360	$138,399
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$126,342	$138,819	$147,486
Per diluted share (non-GAAP)	$0.62	$0.68	$0.72

Dividends per common share	$0.53	$0.66	$0.53

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	81.5%	85.7%	76.8%
FAD payout ratio	86.9%	106.5%	103.9%

Weighted average common shares outstanding (REIT basis)	191,418	191,038	191,279
Convertible units:
Class A	12,654	12,332	12,297
Equity awards - unit equivalents	829	146	263
Preferred shares	26	30	25
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP Basis)	204,927	203,546	203,864

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q1 2021 VS. Q1 2020 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended March 31, 2020	$146.8	$0.77

(Decrease) increase in FFO, as adjusted due to:
Variable businesses:
Signage	(5.9)
Garages	(2.1)
Trade shows	(0.7)
BMS	0.2
	(8.5)
Tenant related items (inclusive of $4.8 decrease from JCPenney, $2.4 decrease from New York and Company, Inc. and $6.1 lease termination income in 2020)	(21.1)
General and administrative (primarily due to the overhead reduction program previously announced in December 2020)	8.3
PENN District out of service for redevelopment	(5.8)
Interest expense decrease (partially offset by lower capitalized interest) and other, net	3.3
	(23.8)
Noncontrolling interests' share of above items	1.4
Net decrease	(22.4)	(0.12)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended March 31, 2021	$124.4	$0.65

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	March 31, 2021	December 31, 2020
ASSETS
Real estate, at cost:
Land	$2,420,054	$2,420,054	$—
Buildings and improvements	7,953,933	7,933,030	20,903
Development costs and construction in progress	1,701,401	1,604,637	96,764
Leasehold improvements and equipment	132,597	130,222	2,375
Total	12,207,985	12,087,943	120,042
Less accumulated depreciation and amortization	(3,220,993)	(3,169,446)	(51,547)
Real estate, net	8,986,992	8,918,497	68,495
Right-of-use assets	365,929	367,365	(1,436)
Cash and cash equivalents	1,636,093	1,624,482	11,611
Restricted cash	119,517	105,887	13,630
Tenant and other receivables	74,590	77,658	(3,068)
Investments in partially owned entities	3,363,657	3,491,107	(127,450)
Real estate fund investments	3,739	3,739	—
220 Central Park South ("220 CPS") condominium units ready for sale	130,954	128,215	2,739
Receivable arising from the straight-lining of rents	668,799	674,075	(5,276)
Deferred leasing costs, net	375,138	372,919	2,219
Identified intangible assets, net	22,390	23,856	(1,466)
Other assets	397,339	434,022	(36,683)
Total Assets	$16,145,137	$16,221,822	$(76,685)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,573,626	$5,580,549	$(6,923)
Senior unsecured notes, net	446,888	446,685	203
Unsecured term loan, net	797,024	796,762	262
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	400,974	401,008	(34)
Accounts payable and accrued expenses	432,035	427,202	4,833
Deferred revenue	36,925	40,110	(3,185)
Deferred compensation plan	107,889	105,564	2,325
Other liabilities	286,961	294,520	(7,559)
Total liabilities	8,657,322	8,667,400	(10,078)
Redeemable noncontrolling interests	734,630	606,267	128,363
Shareholders' equity	6,337,907	6,533,198	(195,291)
Noncontrolling interests in consolidated subsidiaries	415,278	414,957	321
Total liabilities, redeemable noncontrolling interests and equity	$16,145,137	$16,221,822	$(76,685)

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	March 31,			December 31, 2020
	2021	2020	Variance
Property rentals(1)	$300,499	$355,060	$(54,561)	$298,910
Tenant expense reimbursements(1)	40,725	52,173	(11,448)	40,563
Amortization of acquired below-market leases, net	3,166	4,206	(1,040)	3,824
Straight-lining of rents	(5,073)	(10,165)	5,092	(4,383)
Total rental revenues	339,317	401,274	(61,957)	338,914
Fee and other income:
BMS cleaning fees	28,477	32,466	(3,989)	27,901
Management and leasing fees	5,369	2,867	2,502	3,063
Other income	6,814	7,925	(1,111)	6,553
Total revenues	379,977	444,532	(64,555)	376,431
Operating expenses	(190,979)	(230,007)	39,028	(188,989)
Depreciation and amortization	(95,354)	(92,793)	(2,561)	(107,084)
General and administrative	(44,186)	(52,834)	8,648	(61,254)
(Expense) benefit from deferred compensation plan liability	(3,245)	11,245	(14,490)	(6,991)
Transaction related costs, impairment losses and other	(843)	(71)	(772)	(242,593)
Total expenses	(334,607)	(364,460)	29,853	(606,911)
Income from partially owned entities	29,073	19,103	9,970	24,567
Loss from real estate fund investments	(169)	(183,463)	183,294	(999)
Interest and other investment income (loss), net	1,522	(5,904)	7,426	1,569
Income (loss) from deferred compensation plan assets	3,245	(11,245)	14,490	6,991
Interest and debt expense	(50,064)	(58,842)	8,778	(54,633)
Net gains on disposition of wholly owned and partially owned assets	—	68,589	(68,589)	42,458
Income (loss) before income taxes	28,977	(91,690)	120,667	(210,527)
Income tax expense (benefit)	(1,984)	(12,813)	10,829	1,801
Net income (loss)	26,993	(104,503)	131,496	(208,726)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(6,114)	122,387	(128,501)	(1,109)
Operating Partnership	(329)	(390)	61	14,856
Net income (loss) attributable to Vornado	20,550	17,494	3,056	(194,979)
Preferred share dividends	(16,467)	(12,531)	(3,936)	(14,148)
Net income (loss) attributable to common shareholders	$4,083	$4,963	$(880)	$(209,127)
Capitalized expenditures:
Development payroll	$2,558	$5,307	$(2,749)	$5,958
Interest and debt expense	10,267	12,055	(1,788)	10,227
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31, 2021
	Total	New York	Other
Property rentals(1)	$300,499	$238,328	$62,171
Tenant expense reimbursements(1)	40,725	31,500	9,225
Amortization of acquired below-market leases, net	3,166	2,972	194
Straight-lining of rents	(5,073)	(6,100)	1,027
Total rental revenues	339,317	266,700	72,617
Fee and other income:
BMS cleaning fees	28,477	29,948	(1,471)
Management and leasing fees	5,369	5,522	(153)
Other income	6,814	1,801	5,013
Total revenues	379,977	303,971	76,006
Operating expenses	(190,979)	(160,985)	(29,994)
Depreciation and amortization	(95,354)	(72,838)	(22,516)
General and administrative	(44,186)	(14,281)	(29,905)
Expense from deferred compensation plan liability	(3,245)	—	(3,245)
Transaction related costs and other	(843)	—	(843)
Total expenses	(334,607)	(248,104)	(86,503)
Income from partially owned entities	29,073	28,564	509
Loss from real estate fund investments	(169)	—	(169)
Interest and other investment income, net	1,522	910	612
Income from deferred compensation plan assets	3,245	—	3,245
Interest and debt expense	(50,064)	(23,063)	(27,001)
Income (loss) before income taxes	28,977	62,278	(33,301)
Income tax expense	(1,984)	(456)	(1,528)
Net income (loss)	26,993	61,822	(34,829)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(6,114)	(2,451)	(3,663)
Net income (loss) attributable to Vornado Realty L.P.	20,879	$59,371	$(38,492)
Less net income attributable to noncontrolling interests in the Operating Partnership	(288)
Preferred unit distributions	(16,508)
Net income attributable to common shareholders	$4,083
For the three months ended March 31, 2020:
Net income (loss) attributable to Vornado Realty L.P.	$17,884	$67,226	$(49,342)
Net income attributable to common shareholders	$4,963
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31, 2021
	Total	New York	Other
Total revenues	$379,977	$303,971	$76,006
Operating expenses	(190,979)	(160,985)	(29,994)
NOI - consolidated	188,998	142,986	46,012
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,646)	(8,621)	(9,025)
Add: NOI from partially owned entities	78,756	76,773	1,983
NOI at share	250,108	211,138	38,970
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(1,198)	(973)	(225)
NOI at share - cash basis	$248,910	$210,165	$38,745

	For the Three Months Ended March 31, 2020
	Total	New York	Other
Total revenues	$444,532	$355,615	$88,917
Operating expenses	(230,007)	(183,031)	(46,976)
NOI - consolidated	214,525	172,584	41,941
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,493)	(8,433)	(7,060)
Add: NOI from partially owned entities	81,881	78,408	3,473
NOI at share	280,913	242,559	38,354
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	3,076	1,106	1,970
NOI at share - cash basis	$283,989	$243,665	$40,324

	For the Three Months Ended December 31, 2020
	Total	New York	Other
Total revenues	$376,431	$302,360	$74,071
Operating expenses	(188,989)	(155,907)	(33,082)
NOI - consolidated	187,442	146,453	40,989
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,901)	(9,060)	(6,841)
Add: NOI from partially owned entities	76,952	75,151	1,801
NOI at share	248,493	212,544	35,949
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(2,001)	(3,595)	1,594
NOI at share - cash basis	$246,492	$208,949	$37,543
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2020
	2021	2020
NOI at share:
New York:
Office(1)	$166,635	$183,205	$167,865
Retail	36,702	52,018	38,146
Residential	4,456	6,200	4,083
Alexander's Inc. ("Alexander's")	10,489	10,492	10,259
Hotel Pennsylvania(2)	(7,144)	(9,356)	(7,809)
Total New York	211,138	242,559	212,544

Other:
theMART(3)	18,107	21,113	17,091
555 California Street	16,064	15,231	14,638
Other investments	4,799	2,010	4,220
Total Other	38,970	38,354	35,949

NOI at share	$250,108	$280,913	$248,493
____________________
(1)    Includes the impact of write-offs of tenant receivables deemed uncollectible of $2,364 and $650, respectively, for the three months ended March 31, 2021 and December 31, 2020. In addition, includes the impact of non-cash write-offs of receivables arising from the straight-lining of rents of $820 and $585, respectively, for the three months ended March 31, 2021 and December 31, 2020.
(2)    We temporarily closed the Hotel Pennsylvania on April 1, 2020 and on April 5, 2021, we announced that we permanently closed the hotel.
(3)    We cancelled trade shows at theMART beginning late March of 2020 due to the COVID-19 pandemic.

NET OPERATING INCOME AT SHARE - CASH BASIS BY SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2020
	2021	2020
NOI at share - cash basis:
New York:
Office(1)	$167,096	$187,035	$166,925
Retail	34,876	49,041	34,256
Residential	4,011	5,859	3,828
Alexander's	11,349	11,094	11,163
Hotel Pennsylvania(2)	(7,167)	(9,364)	(7,223)
Total New York	210,165	243,665	208,949

Other:
theMART(3)	17,840	22,705	18,075
555 California Street	15,855	15,435	14,947
Other investments	5,050	2,184	4,521
Total Other	38,745	40,324	37,543

NOI at share - cash basis	$248,910	$283,989	$246,492
____________________
(1)    Includes the impact of write-offs of tenant receivables deemed uncollectible of $2,364 and $650, respectively, for the three months ended March 31, 2021 and December 31, 2020.
(2)    We temporarily closed the Hotel Pennsylvania on April 1, 2020 and on April 5, 2021, we announced that we permanently closed the hotel.
(3)    We cancelled trade shows at theMART beginning late March of 2020 due to the COVID-19 pandemic.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	theMART	555 California Street
Same store NOI at share % (decrease) increase(1):
Three months ended March 31, 2021 compared to March 31, 2020	(8.4)%	(8.9)%	(12.5)%	4.7%
Three months ended March 31, 2021 compared to December 31, 2020	0.7%	(0.4)%	5.9%	9.7%

Same store NOI at share - cash basis % (decrease) increase(1):
Three months ended March 31, 2021 compared to March 31, 2020	(7.4)%	(6.9)%	(19.9)%	3.4%
Three months ended March 31, 2021 compared to December 31, 2020	1.9%	1.9%	(1.3)%	6.1%
________________________________
(1)See pages viii through xi in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

NOI AT SHARE BY REGION (NON-GAAP) (unaudited)

	For the Three Months Ended March 31,
	2021	2020
Region:
New York City metropolitan area	86%	87%
Chicago, IL	7%	8%
San Francisco, CA	7%	5%
	100%	100%

PRO FORMA NOI AT SHARE - CASH BASIS - TRAILING TWELVE MONTHS (NON-GAAP) (unaudited)
(Amounts in thousands)
	For the Trailing Twelve Months Ended March 31, 2021			For the Year Ended December 31, 2020
	NOI at Share - Cash Basis	BMS NOI	Pro Forma NOI at Share - Cash Basis	Pro Forma NOI at Share - Cash Basis
Office:
New York	$671,816	$(20,543)	$651,273	$671,404
theMART	71,386	—	71,386	76,251
555 California Street	61,337	—	61,337	60,917
Total Office	804,539	(20,543)	783,996	808,572
New York - Retail	144,521	—	144,521	158,686
New York - Residential	17,521	—	17,521	19,369
	$966,581	$(20,543)	$946,038	$986,627

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF MARCH 31, 2021 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.							Projected Incremental Cash Yield
Active PENN District Projects	Segment		Budget(1)		Amount Expended		Remainder to be Expended	Stabilization Year
Farley (95% interest)	New York	844,000	1,120,000	(2)	834,360	(2)	285,640	2022	6.4%
PENN 2 - as expanded(3)	New York	1,795,000	750,000		96,964		653,036	2025	9.0%
PENN 1 (including LIRR Concourse Retail)(4)	New York	2,546,000	450,000		206,563		243,437	N/A	12.2%	(4)(5)
Districtwide Improvements	New York	N/A	100,000		26,533		73,467	N/A	N/A
Total Active PENN District Projects			2,420,000		1,164,420		1,255,580		8.0%
________________________________
(1)Excluding debt and equity carry.
(2)Net of 154,000 of historic tax credit investor contributions, of which 88,000 has been funded to date (at our 95% share).
(3)PENN 2 estimated impact on cash basis NOI and FFO of square feet taken out of service:

	2021	2022
Square feet out of service at end of year	1,190,000	1,210,000
Year-over-year reduction in Cash Basis NOI(i)	(19,000)	—
Year-over-year reduction in FFO(ii)	(7,000)	—
________________________________
(i)    After capitalization of real estate taxes and operating expenses on space out of service.
(ii)    Net of capitalized interest on space out of service under redevelopment.

(4)    Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 12.2% projected return is before the ground rent reset in 2023, which may be material.
(5)    Achieved as existing leases roll; average remaining lease term 4.9 years.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

FUTURE DEVELOPMENT OPPORTUNITIES - AS OF MARCH 31, 2021 (unaudited)

Future Opportunities	Segment	Property Zoning Sq. Ft.
Hotel Pennsylvania site	New York	2,052,000
PENN District - multiple other opportunities - office/residential/retail	New York
260 Eleventh Avenue - office(1)	New York	280,000

Undeveloped Land
57th Street (50% interest)	New York	150,000
Eighth Avenue and 34th Street	New York	105,000
527 West Kinzie, Chicago	Other	330,000
Rego Park III (32.4% interest)	New York
Total undeveloped land		585,000
____________________
(1)The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York
	Office	Retail	theMART
Three Months Ended March 31, 2021
Total square feet leased	208	46	85
Our share of square feet leased:	147	36	85
Initial rent(1)	$79.35	$253.39	$52.76
Weighted average lease term (years)	15.5	9.1	3.2
Second generation relet space:
Square feet	54	12	83
GAAP basis:
Straight-line rent(2)	$71.69	$408.47	$48.83
Prior straight-line rent	$69.07	$308.90	$51.03
Percentage increase (decrease)	3.8%	32.2%	(4.3)%
Cash basis (non-GAAP):
Initial rent(1)	$74.74	$393.61	$52.58
Prior escalated rent	$74.70	$359.64	$53.99
Percentage increase (decrease)	0.1%	9.4%	(2.6)%
Tenant improvements and leasing commissions:
Per square foot	$161.93	$142.95	$9.02
Per square foot per annum	$10.45	$15.71	$2.82
Percentage of initial rent	13.2%	6.2%	5.3%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Month to Month	21,000		$1,594,000	$75.90	0.1%

	Second Quarter 2021	323,000		29,893,000	92.55	2.8%
	Third Quarter 2021	78,000		6,101,000	78.22	0.6%
	Fourth Quarter 2021	234,000		15,745,000	67.29	1.5%
	Total 2021	635,000		51,739,000	81.48	4.9%
	First Quarter 2022	205,000		10,115,000	49.34	0.9%
	Remaining 2022	477,000		36,643,000	76.82	3.4%
	2023	1,849,000		164,263,000	88.84	15.1%
	2024	1,426,000		118,307,000	82.96	10.9%
	2025	813,000		65,315,000	80.34	6.0%
	2026	1,422,000		107,564,000	75.64	9.9%
	2027	1,156,000		84,373,000	72.99	7.8%
	2028	911,000		63,601,000	69.81	5.9%
	2029	660,000		55,434,000	83.99	5.1%
	2030	599,000		47,174,000	78.75	4.3%
	2031	826,000		71,260,000	86.27	6.6%
	Thereafter	3,052,000	(2)	207,559,000	68.01	19.1%

Retail:	Month to Month	22,000		$1,811,000	$82.32	0.7%

	Second Quarter 2021	6,000		809,000	134.83	0.3%
	Third Quarter 2021	14,000		1,458,000	104.14	0.5%
	Fourth Quarter 2021	29,000		5,247,000	180.93	2.0%
	Total 2021	49,000		7,514,000	153.35	2.8%
	First Quarter 2022	98,000		2,926,000	29.86	1.1%
	Remaining 2022	13,000		3,253,000	250.23	1.2%
	2023	33,000		23,704,000	718.30	9.1%
	2024	194,000		43,593,000	224.71	16.7%
	2025	42,000		12,773,000	304.12	4.9%
	2026	68,000		24,522,000	360.62	9.4%
	2027	19,000		15,316,000	806.11	5.9%
	2028	27,000		13,372,000	495.26	5.1%
	2029	46,000		20,287,000	441.02	7.8%
	2030	168,000		23,021,000	137.03	8.8%
	2031	147,000		27,333,000	185.94	10.4%
	Thereafter	185,000		42,149,000	227.83	16.1%
________________________________

(1)    Excludes storage, vacancy and other.
(2)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	4,000	$108,000	$27.00	0.1%

	Second Quarter 2021	2,000	148,000	74.00	0.1%
	Third Quarter 2021	31,000	1,453,000	46.87	0.9%
	Fourth Quarter 2021	135,000	6,199,000	45.92	3.9%
	Total 2021	168,000	7,800,000	46.43	4.9%
	First Quarter 2022	31,000	1,742,000	56.19	1.1%
	Remaining 2022	407,000	20,143,000	49.49	12.7%
	2023	309,000	16,006,000	51.80	10.1%
	2024	360,000	18,004,000	50.01	11.4%
	2025	347,000	19,149,000	55.18	12.1%
	2026	309,000	16,169,000	52.33	10.2%
	2027	171,000	8,715,000	50.96	5.5%
	2028	642,000	28,981,000	45.14	18.4%
	2029	94,000	4,209,000	44.78	2.7%
	2030	15,000	837,000	55.80	0.5%
	2031	203,000	9,173,000	45.19	5.8%
	Thereafter	157,000	7,139,000	45.47	4.5%
________________________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	—%

	Second Quarter 2021	—	—	—	—%
	Third Quarter 2021	—	—	—	—%
	Fourth Quarter 2021	—	—	—	—%
	Total 2021	—	—	—	—%
	First Quarter 2022	35,000	2,956,000	84.46	2.9%
	Remaining 2022	13,000	1,431,000	110.08	1.4%
	2023	133,000	10,408,000	78.26	10.3%
	2024	57,000	5,508,000	96.63	5.5%
	2025	282,000	24,248,000	85.99	24.0%
	2026	203,000	18,756,000	92.39	18.6%
	2027	65,000	5,788,000	89.05	5.7%
	2028	20,000	1,600,000	80.00	1.6%
	2029	78,000	7,314,000	93.77	7.2%
	2030	106,000	10,600,000	100.00	10.5%
	2031	—	—	—	—%
	Thereafter	173,000	12,357,000	71.43	12.3%
________________________________
(1)    Excludes storage, vacancy and other.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)	Three Months Ended March 31, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$15,072	$65,173	$93,226
Tenant improvements	8,458	65,313	98,261
Leasing commissions	8,799	18,626	18,229
Recurring tenant improvements, leasing commissions and other capital expenditures	32,329	149,112	209,716
Non-recurring capital expenditures(1)	1,901	64,624	30,374
Total capital expenditures and leasing commissions	$34,230	$213,736	$240,090

	Three Months Ended March 31, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail	$62,146	$239,427	$265,455
PENN 1	35,473	105,392	51,168
PENN 2	12,494	76,883	28,719
220 CPS	8,079	119,763	181,177
345 Montgomery Street	1,382	16,661	29,441
Other	10,744	43,794	93,096
	$130,318	$601,920	$649,056
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)
	Three Months Ended March 31, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$12,868	$53,543	$80,416
Tenant improvements	6,365	52,763	84,870
Leasing commissions	2,525	14,612	16,316
Recurring tenant improvements, leasing commissions and other capital expenditures	21,758	120,918	181,602
Non-recurring capital expenditures(1)	1,901	64,414	28,269
Total capital expenditures and leasing commissions	$23,659	$185,332	$209,871

	Three Months Ended March 31, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail	$62,146	$239,427	$265,455
PENN 1	35,473	105,392	51,168
PENN 2	12,494	76,883	28,719
Other	10,576	39,746	86,593
	$120,689	$461,448	$431,935
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)	Three Months Ended March 31, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$1,661	$7,627	$9,566
Tenant improvements	2,093	5,859	9,244
Leasing commissions	71	3,173	827
Recurring tenant improvements, leasing commissions and other capital expenditures	3,825	16,659	19,637
Non-recurring capital expenditures(1)	—	210	332
Total capital expenditures and leasing commissions	$3,825	$16,869	$19,969

	Three Months Ended March 31, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
Common area enhancements	$—	$3,063	$476
Other	168	948	1,846
	$168	$4,011	$2,322
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)
	Three Months Ended March 31, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$543	$4,003	$3,244
Tenant improvements	—	6,691	4,147
Leasing commissions	6,203	841	1,086
Recurring tenant improvements, leasing commissions and other capital expenditures	6,746	11,535	8,477
Non-recurring capital expenditures(1)	—	—	1,773
Total capital expenditures and leasing commissions	$6,746	$11,535	$10,250

	Three Months Ended March 31, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
345 Montgomery Street	$1,382	$16,661	$29,441
Other	—	—	3,896
	$1,382	$16,661	$33,337
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES (unaudited)
OTHER
(Amounts in thousands)
	Three Months Ended March 31, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
220 CPS	$8,079	$119,763	$181,177
Other	—	37	285
	$8,079	$119,800	$181,462

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at March 31, 2021	Company's Carrying Amount		Company's Pro rata Share of Debt(1)		100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,787,865		$461,461		$950,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	83,228		377,312	(3)	1,164,544	Various	Various	Various

Partially owned office buildings/land:
280 Park Avenue	Office/Retail	50.0%	105,827		600,000		1,200,000	09/24	L+173	1.83%
650 Madison Avenue	Office/Retail	20.1%	97,987		161,024		800,000	12/29	N/A	3.49%
512 West 22nd Street	Office/Retail	55.0%	62,569		66,826		121,502	06/24	L+200	2.11%
West 57th Street properties	Office/Retail/Land	50.0%	42,670		10,000		20,000	12/22	L+160	1.72%
One Park Avenue	Office/Retail	55.0%	30,468		288,750		525,000	03/26	L+111	1.21%
825 Seventh Avenue	Office	50.0%	9,855		20,846		41,691	07/23	L+165	1.78%
61 Ninth Avenue	Office/Retail	45.1%	3,800		75,543		167,500	01/26	L+135	1.46%
Other	Office/Retail	Various	4,979		17,465		50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	59,557		338,175		675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	32,466		18,963		37,617	06/22	L+195	2.07%
Other	Various	Various	42,386		91,204		575,120	Various	Various	Various
			$3,363,657		$2,527,569		$6,328,124

7 West 34th Street	Office/Retail	53.0%	(55,195)	(4)	159,000		300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(15,728)	(4)	311,875		625,000	12/26	N/A	4.55%
			$(70,923)		$470,875		$925,000
________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.
(2)Represents the extended maturity for certain loans for which we have the unilateral right to extend.
(3)Net of our $16,200 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt. On April 7, 2021, Alexander's used its participation in the loan to reduce the loan balance.
(4)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at March 31, 2021	Our Share of Net Income (Loss) for the Three Months Ended March 31,		Our Share of NOI (non-GAAP) for the Three Months Ended March 31,
		2021	2020	2021	2020
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$9,606	$5,496	$30,815	$33,214
Return on preferred equity, net of our share of the expense		9,226	9,166	—	—
		18,832	14,662	30,815	33,214
Alexander's	32.4%	5,729	1,416	10,489	10,492
One Park Avenue	55.0%	5,081	1,852	7,321	4,976
85 Tenth Avenue	49.9%	(2,648)	(990)	2,487	4,813
Independence Plaza	50.1%	(1,427)	165	4,295	5,739
280 Park Avenue	50.0%	1,338	(827)	9,671	8,756
7 West 34th Street	53.0%	1,136	1,023	3,664	3,553
61 Ninth Avenue	45.1%	759	800	1,779	1,969
West 57th Street properties	50.0%	(391)	(235)	(104)	89
512 West 22nd Street	55.0%	(154)	62	1,528	985
650 Madison Avenue	20.1%	(28)	(372)	3,229	2,834
Other, net	Various	337	(252)	1,599	988
		28,564	17,304	76,773	78,408

Other:
Alexander's corporate fee income	32.4%	575	1,260	163	670
Rosslyn Plaza	43.7% to 50.4%	398	164	1,096	1,284
Other, net	Various	(464)	375	724	1,519
		509	1,799	1,983	3,473

Total		$29,073	$19,103	$78,756	$81,881

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of
			March 31, 2021
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$5,600,127
Senior unsecured notes			450,000
$800 Million unsecured term loan			800,000
$2.75 Billion unsecured revolving credit facilities			575,000
			7,425,127
Pro rata share of debt of non-consolidated entities(2)			2,998,444
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(482,473)
			9,941,098	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
			1,224,035	(B)

	Converted Shares	March 31, 2021 Common Share Price
Equity:
Common shares	191,465	$45.39	8,690,596
Class A units	12,767	45.39	579,494
Convertible share equivalents:
Equity awards - unit equivalents	1,238	45.39	56,193
D-13 preferred units	1,028	45.39	46,661
G1-G4 units	76	45.39	3,450
Series A preferred shares	26	45.39	1,180
			9,377,574	(C)
Total Market Capitalization (A+B+C)			$20,542,707
________________________________
(1)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xii in the Appendix.
(2)Our pro rata share of debt of non-consolidated entities is net of $16,200, our share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt. On April 7, 2021, Alexander's used its participation in the loan to reduce the loan balance.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
High price	$49.50	$43.35	$39.98	$45.96
Low price	$35.02	$29.79	$31.36	$30.31
Closing price - end of quarter	$45.39	$37.34	$33.71	$38.21

Annualized quarterly dividend per share	$2.12	$2.12	$2.12	$2.64

Annualized dividend yield - on closing price	4.7%	5.7%	6.3%	6.9%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	206,600	206,304	206,438	206,260

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$9.4 Billion	$7.7 Billion	$7.0 Billion	$7.9 Billion

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of March 31, 2021
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$7,425,127	2.85%	$2,715,415	1.59%	$4,709,712	3.57%
Pro rata share of debt of non-consolidated entities(2)	2,998,444	2.69%	1,510,088	1.64%	1,488,356	3.76%
Total	10,423,571	2.80%	4,225,503	1.61%	6,198,068	3.62%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(482,473)		(37,059)		(445,414)
Company's pro rata share of total debt	$9,941,098	2.76%	$4,188,444	1.61%	$5,752,654	3.59%

Debt Covenant Ratios:(3)	Senior Unsecured Notes due 2025		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(4)	Less than 65%	45%	Less than 60%	33%
Secured debt/total assets	Less than 50%	33%	Less than 50%	27%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.74		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.62
Unencumbered assets/unsecured debt	Greater than 150%	392%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	13%
Unencumbered coverage ratio		N/A	Greater than 1.50	4.81

Unencumbered EBITDA (non-GAAP)(4):
Q1 2021 Annualized
New York	$165,132
Other	6,692
Total	$171,824
________________________________
(1)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xii in the Appendix.
(2)Our pro rata share of debt of non-consolidated entities is net of $16,200, our share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt. On April 7, 2021, Alexander's used its participation in the loan to reduce the loan balance.
(3)Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(4)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

CONSOLIDATED DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2021	2022	2023	2024	2025	Thereafter	Total
555 California Street	09/21		5.10%		$534,712	$—	$—	$—	$—	$—	$534,712
theMART	09/21		2.70%		675,000	—	—	—	—	—	675,000
770 Broadway	03/22	L+175	1.85%		—	700,000	—	—	—	—	700,000
1290 Avenue of the Americas	11/22		3.34%		—	950,000	—	—	—	—	950,000
$1.25 Billion unsecured revolving credit facility	01/23	L+100	—%	(2)	—	—	—	—	—	—	—
$800 Million unsecured term loan	02/24		3.70%	(3)	—	—	—	800,000	—	—	800,000
435 Seventh Avenue - retail	02/24	L+130	1.40%		—	—	—	95,696	—	—	95,696
$1.5 Billion unsecured revolving credit facility	03/24	L+90	1.01%		—	—	—	575,000	—	—	575,000
150 West 34th Street	05/24	L+188	1.98%		—	—	—	205,000	—	—	205,000
606 Broadway	09/24	L+180	1.91%		—	—	—	74,119	—	—	74,119
33-00 Northern Boulevard	01/25		4.14%	(4)	—	—	—	—	100,000	—	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—	—	—	450,000	—	450,000
4 Union Square South - retail	08/25	L+140	1.52%		—	—	—	—	120,000	—	120,000
PENN 11	10/25		3.03%	(5)	—	—	—	—	500,000	—	500,000
888 Seventh Avenue	12/25	L+170	1.82%		—	—	—	—	315,600	—	315,600
100 West 33rd Street - office and retail	04/26	L+155	1.65%		—	—	—	—	—	580,000	580,000
350 Park Avenue	01/27		3.92%		—	—	—	—	—	400,000	400,000
909 Third Avenue	04/31		3.23%		—	—	—	—	—	350,000	350,000
					$1,209,712	$1,650,000	$—	$1,749,815	$1,485,600	$1,330,000	$7,425,127

Weighted average rate					3.76%	2.71%	—%	2.41%	2.87%	2.75%	2.85%

Fixed rate debt					$1,209,712	$950,000	$—	$750,000	$1,050,000	$750,000	$4,709,712
Fixed weighted average rate expiring					3.76%	3.34%	—%	3.87%	3.33%	3.60%	3.57%
Floating rate debt					$—	$700,000	$—	$999,815	$435,600	$580,000	$2,715,415
Floating weighted average rate expiring					—%	1.85%	—%	1.32%	1.73%	1.65%	1.59%
________________________________
(1)Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)On April 15, 2021, we extended our $1.25 billion unsecured revolving credit facility from January 2023 (as fully extended) to April 2026 (as fully extended). The interest rate on the extended facility was lowered to LIBOR plus 0.90% from LIBOR plus 1.00%. The facility fee remains at 20 basis points.
(3)Pursuant to an existing swap agreement, $750,000 of the loan bears interest at a fixed rate of 3.87% through October 2023, and the balance of $50,000 floats at a rate of LIBOR plus 1.00% (1.11% as of March 31, 2021). The entire $800,000 will float thereafter for the duration of the loan.
(4)Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (1.91% as of March 31, 2021).
(5)Pursuant to an existing swap agreement, the loan bears interest at 3.03% through March 2024. The rate was swapped from LIBOR plus 2.75% (2.85% as of March 31, 2021).

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Revenues At Share (non-GAAP)	% of Annualized Revenues At Share (non-GAAP)(1)
Facebook(2)	757,653	$79,639	4.2%
IPG and affiliates	967,552	66,306	3.5%
Bloomberg L.P.	304,299	39,932	2.1%
Google/Motorola Mobility (guaranteed by Google)	729,828	37,765	2.0%
Equitable Financial Life Insurance Company	336,644	35,513	1.9%
Verizon Media Group	327,138	32,541	1.7%
Swatch Group USA	14,949	31,579	1.7%
Amazon (including its Whole Foods subsidiary)	312,694	29,862	1.6%
The City of New York	583,275	26,211	1.4%
Neuberger Berman Group LLC	306,612	25,239	1.3%
Madison Square Garden & Affiliates	409,215	24,787	1.3%
AMC Networks, Inc.	326,717	23,893	1.3%
Bank of America	247,459	23,452	1.2%
New York University	347,945	22,964	1.2%
LVMH Brands	93,004	22,843	1.2%
Apple	336,755	19,559	1.0%
Macy's	250,350	18,941	1.0%
Victoria's Secret (guaranteed by L Brands, Inc.)	33,156	18,405	1.0%
PwC	241,196	17,999	0.9%
Ziff Brothers Investments, Inc.	127,815	14,751	0.8%
Fast Retailing (Uniqlo)	47,167	13,377	0.7%
Cushman & Wakefield	127,485	13,028	0.7%
Citadel	119,421	11,973	0.6%
Foot Locker	149,987	11,558	0.6%
Hollister	11,302	11,188	0.6%
Manufacturers & Traders Trust	102,622	10,800	0.6%
Kirkland & Ellis LLP	106,751	10,733	0.6%
Forest Laboratories	168,673	10,548	0.6%
Axon Capital	93,127	10,311	0.5%
Alston & Bird LLP	126,872	10,302	0.5%
			38.3%
________________________________
(1)See reconciliation of our annualized revenue at share on page xii in the Appendix.
(2)Excludes Facebook lease at Farley Office for 730,000 square feet (694,000 at our share) not yet commenced.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,598	17,530	2,111	15,236	—	183	—
Retail	2,687	2,201	455	—	1,746	—	—
Residential - 1,677 units	1,525	793	—	—	—	—	793
Alexander's (32.4% interest), including 312 residential units	2,455	795	77	297	340	—	81
Hotel Pennsylvania (permanently closed on April 5, 2021)	1,400	1,400	1,400	—	—	—	—
	28,665	22,719	4,043	15,533	2,086	183	874

Other:
theMART	3,900	3,891	208	2,050	105	1,312	216
555 California Street (70% interest)	1,818	1,274	55	1,186	33	—	—
Other	2,845	1,346	192	212	831	—	111
	8,563	6,511	455	3,448	969	1,312	327

Total square feet at March 31, 2021	37,228	29,230	4,498	18,981	3,055	1,495	1,201

Total square feet at December 31, 2020	37,206	29,218	4,386	18,975	3,160	1,495	1,202

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,637
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at March 31, 2021	2,806	19	8,059

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
March 31, 2021	91.6%	88.9%	97.8%
December 31, 2020	92.1%	89.5%	98.4%
March 31, 2020	96.7%	91.9%	99.8%

RESIDENTIAL STATISTICS in service (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
March 31, 2021	1,989	954	89.4%	$3,730
December 31, 2020	1,989	954	83.9%	$3,719
March 31, 2020	1,990	954	96.1%	$3,919

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
Farley (95% interest)	$4,750		None	2116	None
PENN 1:
Land	2,500		2023	2098	Three 25-year renewal options at fair market value ("FMV").
Long Island Railroad Concourse Retail	—	(1)	2023	2098	Three 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.
260 Eleventh Avenue	4,254		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	2,000		2060	2110	Five 10-year renewal options. FMV resets upon exercise of first and fourth renewal options. Fixed rent increases every 5 years through initial term.
330 West 34th Street - 65.2% ground leased	TBD	(2)	2021	2149	Three 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	4,734		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	328		None	2042	Fixed rent increases to $650 per annum in 2022 and to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,240		None	2115	Rent increases in April 2021 and every three-years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)In December 2020, we entered into an agreement with the Metropolitan Transportation Authority (the “MTA”) to oversee the redevelopment of the Long Island Rail Road Concourse at Penn Station (the "Concourse"). In connection with the redevelopment, we entered into an agreement with the MTA which will result in the widening of the Concourse to relieve overcrowding and our trading of 15,000 square feet of back of house space for 22,000 square feet of retail frontage space.
(2)FMV rent reset for 30-year renewal term is under negotiation and, when finalized, will be retroactively applied to January 1, 2021. The prior rent was $1,906 per annum at share.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**									Cisco, WSP USA, Hartford Fire Insurance,
-Office	100.0%	84.1%	$70.19	2,281,000	2,112,000	169,000			United Healthcare Services, Inc., Siemens Mobility
-Retail	100.0%	100.0%	296.09	265,000	36,000	229,000			Bank of America, Starbucks
	100.0%	84.3%	73.79	2,546,000	2,148,000	398,000	$—

PENN 2
-Office	100.0%	100.0%	58.98	1,577,000	413,000	1,164,000			Madison Square Garden, EMC
-Retail	100.0%	100.0%	208.90	43,000	17,000	26,000			Chase Manhattan Bank
	100.0%	100.0%	65.04	1,620,000	430,000	1,190,000	575,000	(3)

PENN 11
									Apple, Madison Square Garden, AMC Networks, Inc.,
-Office	100.0%	100.0%	68.17	1,113,000	1,113,000	—			Information Builders, Inc., Macy's
-Retail	100.0%	85.1%	144.75	40,000	40,000	—			PNC Bank National Association, Starbucks
	100.0%	99.4%	70.45	1,153,000	1,153,000	—	500,000

100 West 33rd Street
-Office	100.0%	100.0%	68.97	859,000	859,000	—	398,402		IPG and affiliates

Manhattan Mall
-Retail	100.0%	7.4%	178.64	256,000	256,000	—	181,598		Aeropostale, Starbucks

330 West 34th Street
(65.2% ground leased through 2149)**									Structure Tone,
-Office	100.0%	73.8%	73.17	703,000	703,000	—			Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	34.5%	113.38	21,000	21,000	—			Starbucks
	100.0%	73.0%	73.56	724,000	724,000	—	50,150	(4)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	43,000	43,000	—	95,696		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	79.24	458,000	458,000	—			Amazon
-Retail	53.0%	89.2%	371.01	19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	99.6%	89.90	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	—%	—	10,000	10,000	—	—

138-142 West 32nd Street
-Retail	100.0%	100.0%	118.72	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000		Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$105.14		3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	57.56		23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	84.8%	191.46		16,000	16,000	—	—

Total PENN District					7,816,000	6,228,000	1,588,000	2,305,846

Midtown East:
909 Third Avenue
(ground leased through 2063)**									IPG and affiliates, Forest Laboratories,
-Office	100.0%	96.7%	64.45	(5)	1,350,000	1,350,000	—	350,000	Geller & Company, Morrison Cohen LLP,
									United States Post Office, Thomson Reuters LLC, Sard Verbinnen

150 East 58th Street(6)
-Office	100.0%	87.8%	79.77		541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000	3,000	—
	100.0%	87.5%	79.73		544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	258.04		22,000	10,000	12,000	—	Orangetheory Fitness, Casper, Santander Bank

966 Third Avenue
-Retail	100.0%	100.0%	110.18		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	175.70		7,000	7,000	—	—	Wells Fargo

Total Midtown East					1,930,000	1,918,000	12,000	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**									Axon Capital LP, Lone Star US Acquisitions LLC,
-Office	100.0%	91.4%	96.26		871,000	871,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	320.46		15,000	15,000	—		Redeye Grill L.P.
	100.0%	91.5%	98.44		886,000	886,000	—	315,600

57th Street - 2 buildings
-Office	50.0%	85.4%	61.11		81,000	81,000	—
-Retail	50.0%	100.0%	151.02		22,000	22,000	—
	50.0%	87.8%	78.16		103,000	103,000	—	20,000

Total Midtown West					989,000	989,000	—	335,600

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	97.2%	$105.51	1,234,000	1,234,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	81.33	28,000	28,000	—		Scottrade Inc., Starbucks, Fasano Restaurant
	50.0%	97.3%	104.96	1,262,000	1,262,000	—	$1,200,000

350 Park Avenue								Citadel, Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	98.1%	111.65	556,000	556,000	—		MFA Financial Inc., M&T Bank, Square Mile Capital Management*
-Retail	100.0%	91.5%	266.25	18,000	18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	97.9%	116.08	574,000	574,000	—	400,000

Total Park Avenue				1,836,000	1,836,000	—	1,600,000
Grand Central:
90 Park Avenue								Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	100.0%	79.77	938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	163.40	18,000	18,000	—		Citibank, Starbucks
	100.0%	99.5%	80.89	956,000	956,000	—	—

510 Fifth Avenue
-Retail	100.0%	51.5%	222.34	66,000	66,000	—	—	The North Face

Total Grand Central				1,022,000	1,022,000	—	—

Madison/Fifth:
640 Fifth Avenue								Fidelity Investments, Owl Creek Asset Management LP,
-Office	52.0%	95.6%	99.98	246,000	246,000	—		Avolon Aerospace, GCA Savvian Inc.
-Retail	52.0%	96.1%	1,002.54	69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	95.7%	237.70	315,000	315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	505.08	114,000(7)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue								LVMH Moet Hennessy Louis Vuitton Inc.*
-Office	100.0%	75.7%	83.00	299,000	299,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	89.1%	766.33	32,000	32,000	—		Fendi, Berluti, Christofle Silver Inc.*
	100.0%	76.6%	133.64	331,000	331,000	—	—

650 Madison Avenue								Memorial Sloan Kettering Cancer Center, Sotheby's International Realty, Inc.,
-Office	20.1%	96.5%	116.87	564,000	564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	100.0%	980.13	37,000	37,000	—		Moncler USA Inc., Tod's, Celine, Domenico Vacca, Balmain
	20.1%	96.7%	151.99	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	101.48	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	9.3%	3,641.13	17,000	17,000	—		MAC Cosmetics
	52.0%	85.3%	164.20	98,000	98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	277.80	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	3,274.74	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,542,000	1,542,000	—	1,750,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$102.45	1,077,000	1,077,000	—		Facebook, Verizon Media Group
-Retail	100.0%	92.0%	69.96	105,000	105,000	—		Bank of America N.A., Kmart Corporation
	100.0%	99.3%	99.95	1,182,000	1,182,000	—	$700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management LLC, Robert A.M. Stern Architect,
-Office	55.0%	100.0%	65.22	865,000	865,000	—		automotiveMastermind
-Retail	55.0%	90.6%	89.21	78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	55.0%	99.2%	67.01	943,000	943,000	—	525,000

4 Union Square South
-Retail	100.0%	94.5%	128.21	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora*

692 Broadway
-Retail	100.0%	100.0%	92.12	36,000	36,000	—	—	Equinox, Verizon Media Group

Total Midtown South				2,365,000	2,365,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas								Equitable Financial Life Insurance Company, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Columbia University, LinkLaters, Venable LLP
-Office	70.0%	100.0%	88.91	2,043,000	2,043,000	—		Fubotv Inc*
-Retail	70.0%	90.1%	282.02	77,000	77,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.7%	93.69	2,120,000	2,120,000	—	950,000

Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	73.4%	54.68	246,000	246,000	—		Safety National Casualty Corp*, Fortune Media Corp.
-Retail	100.0%	100.0%	121.02	5,000	5,000	—		TD Bank
	100.0%	73.9%	56.35	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	310.50	69,000	13,000	56,000		Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—
	100.0%			89,000	33,000	56,000	—

606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	116.00	30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	649.70	6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	186.20	36,000	36,000	—	74,119

443 Broadway
-Retail	100.0%	—%	—	16,000	16,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Soho (Continued):
304 Canal Street
-Retail	100.0%	100.0%	$47.05	4,000	4,000	—		Stellar Works
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%			13,000	13,000	—	$—

334 Canal Street
-Retail	100.0%	100.0%	30.36	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		10,000	10,000	—
	100.0%			14,000	14,000	—	—

155 Spring Street
-Retail	100.0%	87.3%	131.73	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	72.7%	255.54	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	318.11	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	—%		1,000	1,000	—
	100.0%			7,000	7,000	—	—

Total Soho				233,000	177,000	56,000	74,119

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	52.0%	100.0%	181.10	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,107.63	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	14.43	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.2%	412.91	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	73.3%	168.77	18,000	18,000	—	—	Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	—%	—	8,000	8,000	—
-Residential (8 units)	100.0%	50.0%		5,000	5,000	—
	100.0%			13,000	13,000	—	—

1131 Third Avenue
-Retail	100.0%	100.0%	187.11	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

759-771 Madison Avenue (40 East 66th)
-Retail	100.0%	76.1%	631.89	14,000	14,000	—		Armani
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—
	100.0%			26,000	26,000	—	—

Total Upper East Side				80,000	80,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	99.6%	$36.17	471,000	471,000	—	$100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	54.84	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, Telehouse International Corp.,
-Office	49.9%	71.1%	92.95	584,000	584,000	—		Moet Hennessy USA. Inc., L-3 Communications
-Retail	49.9%	75.6%	92.89	43,000	43,000	—		IL Posto LLC, L'Atelier
	49.9%	71.4%	92.95	627,000	627,000	—	625,000

537 West 26th Street
-Retail	100.0%	—	—	17,000	—	17,000	—	The Chelsea Factory Inc.*

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	130.28	155,000	155,000	—		Aetna Life Insurance Company
-Retail	45.1%	55.1%	356.78	37,000	37,000	—		Starbucks
	45.1%	94.5%	146.57	192,000	192,000	—	167,500

512 West 22nd Street
-Office	55.0%	41.7%	131.22	164,000	164,000	—		Warner Media, Next Jump
-Retail	55.0%	46.7%	109.00	9,000	9,000	—		Galeria Nara Roesler
	55.0%	42.0%	129.98	173,000	173,000	—	121,502

Total Chelsea/Meatpacking District				1,193,000	1,176,000	17,000	914,002

Upper West Side:
50-70 W 93rd Street
-Residential (324 units)	49.9%	85.5%	—	283,000	283,000	—	82,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	91.9%		1,185,000	1,185,000	—
-Retail	50.1%	100.0%	66.77	73,000	64,000	9,000		Duane Reade
	50.1%			1,258,000	1,249,000	9,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	68.57	8,000	8,000	—	—	Sarabeth's

Total Tribeca				1,266,000	1,257,000	9,000	675,000
New Jersey:
Paramus
-Office	100.0%	85.2%	24.87	129,000	129,000	—	—	Vornado's Administrative Headquarters

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Property under Development:
Farley Office and Retail (ground and building leased through 2116)**
-Office	95.0%	—	$—	730,000	—	730,000		Facebook*
-Retail	95.0%	100.0%	368.69	114,000	3,000	111,000		Duane Reade*, Magnolia Bakery, Starbucks, Birch Coffee*, H&H Bagels*
	95.0%	100.0%	368.69	844,000	3,000	841,000	$—

825 Seventh Avenue
-Office	50.0%	—	—	168,000	—	168,000	41,691	Young Adult Institute Inc.*
-Retail	100.0%	—	—	4,000	—	4,000	—
	51.2%	—	—	172,000	—	172,000	41,691

Total Properties under Development				1,016,000	3,000	1,013,000	41,691

Properties to be Developed:
57th Street
-Land	50.0%	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—

New York Office:

Total		93.2%	$82.05	20,598,000	18,367,000	2,231,000	$8,639,845

Vornado's Ownership Interest		93.1%	$79.37	17,530,000	15,419,000	2,111,000	$5,975,256

New York Retail:

Total		80.1%	$269.85	2,687,000	2,223,000	464,000	$1,126,413

Vornado's Ownership Interest		76.6%	$226.97	2,201,000	1,746,000	455,000	$840,890

New York Residential:

Total		88.8%		1,525,000	1,525,000	—	$757,500

Vornado's Ownership Interest		89.4%		793,000	793,000	—	$379,342

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$131.36	939,000	916,000	23,000	$500,000		Bloomberg
-Retail	32.4%	83.3%	249.04	141,000	141,000	—	300,000		The Home Depot, Hutong
	32.4%	98.1%	143.04	1,080,000	1,057,000	23,000	800,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	49.34	338,000	260,000	78,000	—		Burlington, Bed Bath & Beyond, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	84.6%	64.01	615,000	480,000	135,000	202,544	(8)	Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	31.75	167,000	167,000	—	—		New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	79.5%	—	255,000	255,000	—	94,000

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)**	32.4%	100.0%	—	—	—	—	68,000		IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	95.2%	102.60	2,455,000	2,219,000	236,000	1,164,544

Hotel Pennsylvania(9) :
-Hotel (1,700 Rooms)	100.0%			1,400,000	—	1,400,000	—

Total New York		92.2%	$98.93	28,665,000	24,334,000	4,331,000	$11,688,302

Vornado's Ownership Interest		91.6%	$91.72	22,719,000	18,676,000	4,043,000	$7,572,800
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents contractual debt obligations.
(3)Secured amount outstanding on revolving credit facilities.
(4)Amount represents debt on land which is owned 34.8% by Vornado.
(5)Excludes US Post Office lease for 492,000 square feet.
(6)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(7)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.
(8)Net of $50,000 of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt. On April 7, 2021, Alexander's used its participation in the loan to reduce the loan balance.
(9)We temporarily closed the Hotel Pennsylvania on April 1, 2020 and on April 5, 2021, we announced that we permanently closed the hotel.

OTHER SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Publicis Groupe (Razorfish),
								1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
								Allscripts Healthcare, Kellogg Company,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	88.3%	$44.89	2,050,000	2,050,000	—		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	89.9%	54.69	1,528,000	1,528,000	—		Allsteel Inc., Teknion LLC
-Retail	100.0%	84.8%	52.96	95,000	95,000	—
	100.0%	88.9%	49.19	3,673,000	3,673,000	—	$675,000

Other (2 properties)	50.0%	100.0%	47.39	19,000	19,000	—	30,573
Total theMART, Chicago				3,692,000	3,692,000	—	705,573

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	208,000	—	208,000	—

Total theMART		88.9%	$49.18	3,900,000	3,692,000	208,000	$705,573

Vornado's Ownership Interest		88.9%	$49.18	3,891,000	3,683,000	208,000	$690,287

555 California Street:
555 California Street	70.0%	97.4%	$87.69	1,505,000	1,505,000	—	$534,712	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	80.26	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	—	—	78,000	—	78,000	—

Total 555 California Street		97.8%	$86.66	1,818,000	1,740,000	78,000	$534,712

Vornado's Ownership Interest		97.8%	$86.66	1,274,000	1,219,000	55,000	$374,298

________________________________
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	67.3%	$47.92	736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	79.7%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$37,617

Fashion Centre Mall	7.5%	87.3%	39.34	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower	7.5%	75.0%	55.32	170,000	170,000	—	—	40,000	The Rand Corporation

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	35.34	690,000	195,000	443,000	52,000	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack

Atlantic City (11.3 acres ground leased through 2070 to MGM Growth Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	MGM Growth Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		86.9%	$38.36	2,845,000	2,046,000	443,000	356,000	$487,617

Vornado's Ownership Interest		92.7%	$34.03	1,346,000	711,000	443,000	192,000	$52,713
________________________________
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Owned by tenant on land leased from the company.
(3)Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Target*, Hennes & Mauritz,
-Retail	100.0%	100.0%	$252.85	98,000	98,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	87.2%		59,000	59,000	—
	100.0%			157,000	157,000	—	$145,075

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**(3)
-Hotel (795 Rooms)
-Retail	75.3%	27.9%	327.43	50,000	50,000	—		Krispy Kreme, BHT Broadway
-Office	75.3%	100.0%	52.65	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery
	75.3%	86.7%	68.99	246,000	246,000	—	293,710

501 Broadway	100.0%	100.0%	292.59	9,000	9,000	—	21,811	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
-Retail	100.0%	61.4%	185.11	51,000	51,000	—		Banana Republic
-Theatre	100.0%	100.0%	44.17	79,000	79,000	—		Regal Cinema
	100.0%	85.0%	83.72	130,000	130,000	—	82,750

Total Real Estate Fund	88.8%	89.2%		542,000	542,000	—	$543,346

Vornado's Ownership Interest	28.6%	88.9%		155,000	155,000	—	$159,041
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.
(3)We own a 32.9% economic interest through the Fund and the Crowne Plaza Joint Venture.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer
Matthew Iocco	Executive Vice President - Chief Accounting Officer

RESEARCH COVERAGE

James Feldman/Elvis Rodriguez	Richard Skidmore/Kira Baird/Paul Stoddard	Alexander Goldfarb/Daniel Santos
Bank of America/BofA Securities	Goldman Sachs	Piper Sandler
646-855-5808/646-855-1589	801-741-5459/801-578-2497/801-744-3761	212-466-7937/212-466-7927

John P. Kim/Frank Lee	Daniel Ismail/Dylan Burzinski	Nicholas Yulico/Joshua Burr
BMO Capital Markets	Green Street Advisors	Scotia Capital (USA) Inc
212-885-4115/415-591-2129	949-640-8780	212-225-6904/212-225-5415

Michael Bilerman/Emmanuel Korchman	Anthony Paolone/Ray Zhong	Michael Lewis/Joab Dempsey
Citi	JP Morgan	Truist Securities
212-816-1383/212-816-1382	212-622-6682/212-622-5411	212-319-5659/443-545-4245

Derek Johnston/Tom Hennessy	Mark Streeter/Ian Snyder
Deutsche Bank	JP Morgan Fixed Income
212-250-5683/212-250-4063	212-834-5086/212-834-3798

Steve Sakwa/Brian Spahn	Vikram Malhotra/Alina Pappas
Evercore ISI	Morgan Stanley
212-446-9462/212-446-9459	212-761-7064/212-761-2528

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies. NOI at share - cash basis includes rent that has been deferred as a result of the COVID-19 pandemic.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciable real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended
		March 31,		December 31, 2020
		2021	2020
Net income (loss) attributable to common shareholders	(A)	$4,083	$4,963	$(209,127)
Per diluted share		$0.02	$0.03	$(1.09)

Certain expense (income) items that impact net income (loss) attributable to common shareholders:
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)		$8,990	$12,393	$6,048
Our share of (income) loss from real estate fund investments		(260)	56,158	(1,657)
After-tax net gain on sale of 220 CPS condominium units		—	(59,911)	(36,274)
Credit losses on loans receivable		—	7,261	—
Mark-to-market decrease in Pennsylvania Real Estate Investment Trust ("PREIT") common shares (sold on January 23, 2020)		—	4,938	—
Real estate impairment losses (primarily wholly owned retail assets in 2020)		—	—	236,286
Severance and other reduction-in-force related expenses		—	—	23,368
Other		194	7,896	1,905
		8,924	28,735	229,676
Noncontrolling interests' share of above adjustments		(561)	(1,751)	(13,854)
Total of certain expense (income) items that impact net income (loss) attributable to common shareholders	(B)	$8,363	$26,984	$215,822
Per diluted share (non-GAAP)		$0.04	$0.14	$1.13

Net income attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$12,446	$31,947	$6,695
Per diluted share (non-GAAP)		$0.06	$0.17	$0.04
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended
		March 31,		December 31, 2020
		2021	2020
Reconciliation of our net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	(A)	$4,083	$4,963	$(209,127)
Per diluted share		$0.02	$0.03	$(1.09)

FFO adjustments:
Depreciation and amortization of real property		$87,719	$85,136	$99,196
Decrease in fair value of marketable securities		—	4,938	—
Real estate impairment losses		—	—	236,286
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		34,858	40,423	37,500
(Increase) decrease in fair value of marketable securities		(189)	3,691	(710)
		122,388	134,188	372,272
Noncontrolling interests' share of above adjustments		(8,075)	(8,804)	(24,757)
FFO adjustments, net	(B)	$114,313	$125,384	$347,515

FFO attributable to common shareholders (non-GAAP)	(A+B)	$118,396	$130,347	$138,388
Convertible preferred share dividends		11	13	11
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		118,407	130,360	138,399
Add back of FFO allocated to noncontrolling interests of the Operating Partnership		7,935	8,459	9,087
FFO - OP Basis (non-GAAP)		$126,342	$138,819	$147,486
FFO per diluted share (non-GAAP)		$0.62	$0.68	$0.72
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended
		March 31,		December 31, 2020
		2021	2020
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$118,407	$130,360	$138,399
Per diluted share (non-GAAP)		$0.62	$0.68	$0.72

Certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions:
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)		$6,228	$9,825	$3,412
Our share of (income) loss from real estate fund investments		(260)	56,158	(1,657)
After-tax net gain on sale of 220 CPS condominium units		—	(59,911)	(36,274)
Credit losses on loans receivable		—	7,261	—
Severance and other reduction-in-force related expenses		—	—	23,368
Other		383	4,205	2,615
		6,351	17,538	(8,536)
Noncontrolling interests' share of above adjustments		(399)	(1,069)	526
Total of certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions, net	(B)	$5,952	$16,469	$(8,010)
		$0.03	$0.09	$(0.04)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$124,359	$146,829	$130,389
Per diluted share (non-GAAP)		$0.65	$0.77	$0.68

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended
		March 31,		December 31, 2020
		2021	2020
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$118,407	$130,360	$138,399

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		5,913	5,630	(11,948)
Recurring tenant improvements, leasing commissions and other capital expenditures		(37,070)	(53,479)	(46,611)
Stock-based compensation expense		21,225	25,765	9,039
Amortization of debt issuance costs		6,766	5,276	6,680
Personal property depreciation		1,737	1,825	1,697
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(1,198)	3,076	(2,001)
Noncontrolling interests in the Operating Partnership's share of above adjustments		405	781	2,869
FAD adjustments, net	(B)	(2,222)	(11,126)	(40,275)

FAD (non-GAAP)	(A+B)	$116,185	$119,234	$98,124

FAD payout ratio (1)		86.9%	106.5%	103.9%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2020
	2021	2020
Net income (loss)	$26,993	$(104,503)	$(208,726)
Depreciation and amortization expense	95,354	92,793	107,084
General and administrative expense	44,186	52,834	61,254
Transaction related costs, impairment losses and other	843	71	242,593
Income from partially owned entities	(29,073)	(19,103)	(24,567)
Loss from real estate fund investments	169	183,463	999
Interest and other investment (income) loss, net	(1,522)	5,904	(1,569)
Interest and debt expense	50,064	58,842	54,633
Net gains on disposition of wholly owned and partially owned assets	—	(68,589)	(42,458)
Income tax expense (benefit)	1,984	12,813	(1,801)
NOI from partially owned entities	78,756	81,881	76,952
NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,646)	(15,493)	(15,901)
NOI at share	250,108	280,913	248,493
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(1,198)	3,076	(2,001)
NOI at share - cash basis	$248,910	$283,989	$246,492

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
New York	$303,971	$355,615	$(160,985)	$(183,031)	$142,986	$172,584	$4,045	$5,423	$147,031	$178,007
Other	76,006	88,917	(29,994)	(46,976)	46,012	41,941	(460)	1,965	45,552	43,906
Consolidated total	379,977	444,532	(190,979)	(230,007)	188,998	214,525	3,585	7,388	192,583	221,913
Noncontrolling interests' share in consolidated subsidiaries	(27,921)	(26,909)	10,275	11,416	(17,646)	(15,493)	(516)	197	(18,162)	(15,296)
Our share of partially owned entities	122,365	124,101	(43,609)	(42,220)	78,756	81,881	(4,267)	(4,509)	74,489	77,372
Vornado's share	$474,421	$541,724	$(224,313)	$(260,811)	$250,108	$280,913	$(1,198)	$3,076	$248,910	$283,989

	For the Three Months Ended December 31, 2020
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$302,360	$(155,907)	$146,453	$1,323	$147,776
Other	74,071	(33,082)	40,989	1,569	42,558
Consolidated total	376,431	(188,989)	187,442	2,892	190,334
Noncontrolling interests' share in consolidated subsidiaries	(28,862)	12,961	(15,901)	(179)	(16,080)
Our share of partially owned entities	121,255	(44,303)	76,952	(4,714)	72,238
Vornado's share	$468,824	$(220,331)	$248,493	$(2,001)	$246,492
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2021 COMPARED TO MARCH 31, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended March 31, 2021	$250,108	$211,138	$18,107	$16,064	$4,799
Less NOI at share from:
Development properties	(6,287)	(6,287)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	7,144	7,144	—	—	—
Other non-same store income, net	(5,090)	(291)	—	—	(4,799)
Same store NOI at share for the three months ended March 31, 2021	$245,875	$211,704	$18,107	$16,064	$—

NOI at share for the three months ended March 31, 2020	$280,913	$242,559	$21,113	$15,231	$2,010
Less NOI at share from:
Development properties	(13,171)	(13,171)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	9,356	9,356	—	—	—
Other non-same store (income) expense, net	(8,741)	(6,424)	(422)	115	(2,010)
Same store NOI at share for the three months ended March 31, 2020	$268,357	$232,320	$20,691	$15,346	$—

(Decrease) increase in same store NOI at share	$(22,482)	$(20,616)	$(2,584)	$718	$—

% (decrease) increase in same store NOI at share	(8.4)%	(8.9)%	(12.5)%	4.7%	—%
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2021 COMPARED TO MARCH 31, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2021	$248,910	$210,165	$17,840	$15,855	$5,050
Less NOI at share - cash basis from:
Development properties	(7,268)	(7,268)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	7,167	7,167	—	—	—
Other non-same store income, net	(5,622)	(572)	—	—	(5,050)
Same store NOI at share - cash basis for the three months ended March 31, 2021	$243,187	$209,492	$17,840	$15,855	$—

NOI at share - cash basis for the three months ended March 31, 2020	$283,989	$243,665	$22,705	$15,435	$2,184
Less NOI at share - cash basis from:
Development properties	(17,168)	(17,168)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	9,364	9,364	—	—	—
Other non-same store income, net	(13,557)	(10,848)	(422)	(103)	(2,184)
Same store NOI at share - cash basis for the three months ended March 31, 2020	$262,628	$225,013	$22,283	$15,332	$—

(Decrease) increase in same store NOI at share - cash basis	$(19,441)	$(15,521)	$(4,443)	$523	$—

% (decrease) increase in same store NOI at share - cash basis	(7.4)%	(6.9)%	(19.9)%	3.4%	—%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2021 COMPARED TO DECEMBER 31, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended March 31, 2021	$250,108	$211,138	$18,107	$16,064	$4,799
Less NOI at share from:
Development properties	(6,287)	(6,287)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	7,144	7,144	—	—	—
Other non-same store (income) expense, net	(4,648)	151	—	—	(4,799)
Same store NOI at share for the three months ended March 31, 2021	$246,317	$212,146	$18,107	$16,064	$—

NOI at share for the three months ended December 31, 2020	$248,493	$212,544	$17,091	$14,638	$4,220
Less NOI at share from:
Development properties	(5,412)	(5,412)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	7,809	7,809	—	—	—
Other non-same store income, net	(6,186)	(1,966)	—	—	(4,220)
Same store NOI at share for the three months ended December 31, 2020	$244,704	$212,975	$17,091	$14,638	$—

Increase (decrease) in same store NOI at share	$1,613	$(829)	$1,016	$1,426	$—

% increase (decrease) in same store NOI at share	0.7%	(0.4)%	5.9%	9.7%	—%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2021 COMPARED TO DECEMBER 31, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2021	$248,910	$210,165	$17,840	$15,855	$5,050
Less NOI at share - cash basis from:
Development properties	(7,268)	(7,268)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	7,167	7,167	—	—	—
Other non-same store income, net	(5,181)	(131)	—	—	(5,050)
Same store NOI at share - cash basis for the three months ended March 31, 2021	$243,628	$209,933	$17,840	$15,855	$—

NOI at share - cash basis for the three months ended December 31, 2020	$246,492	$208,949	$18,075	$14,947	$4,521
Less NOI at share - cash basis from:
Development properties	(7,589)	(7,589)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	7,223	7,223	—	—	—
Other non-same store income, net	(7,136)	(2,615)	—	—	(4,521)
Same store NOI at share - cash basis for the three months ended December 31, 2020	$238,990	$205,968	$18,075	$14,947	$—

Increase (decrease) in same store NOI at share - cash basis	$4,638	$3,965	$(235)	$908	$—

% increase (decrease) in same store NOI at share - cash basis	1.9%	1.9%	(1.3)%	6.1%	—%

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED) (unaudited)
(Amounts in thousands)

For the Three Months Ended March 31, 2021
Consolidated revenues	$379,977
Noncontrolling interest adjustments	(27,921)
Consolidated revenues at our share (non-GAAP)	352,056
Unconsolidated revenues at our share (non-GAAP)	122,365
Our pro rata share of revenues (non-GAAP)	$474,421
Our pro rata share of revenues (annualized) (non-GAAP)	$1,897,684

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP) (unaudited)
(Amounts in thousands)

	As of March 31, 2021
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$5,573,626	$26,501	$5,600,127
Senior unsecured notes	446,888	3,112	450,000
$800 Million unsecured term loan	797,024	2,976	800,000
$2.75 Billion unsecured revolving credit facilities	575,000	—	575,000
	$7,392,538	$32,589	$7,425,127
- xii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2020
	2021	2020
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$26,993	$(104,503)	$(208,726)
Less net (income) loss attributable to noncontrolling interests in consolidated subsidiaries	(6,114)	122,387	(1,109)
Net income (loss) attributable to the Operating Partnership	20,879	17,884	(209,835)
EBITDAre adjustments at share:
Depreciation and amortization expense	124,314	127,384	138,393
Interest and debt expense	68,875	81,816	73,343
Income tax expense (benefit)	1,995	12,892	(1,840)
Real estate impairment losses	—	—	236,286
EBITDAre at share	216,063	239,976	236,347
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	16,903	(111,737)	12,400
EBITDAre (non-GAAP)	$232,966	$128,239	$248,747
- xiii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	March 31,		December 31, 2020
	2021	2020
EBITDAre (non-GAAP)	$232,966	$128,239	$248,747

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(16,903)	111,737	(12,400)

Certain expense (income) items that impact EBITDAre:
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	6,648	9,093	7,004
Our share of (income) loss from real estate fund investments	(260)	56,158	(1,657)
Gain on sale of 220 CPS condominium units	—	(68,589)	(42,458)
Credit losses on loans receivable	—	7,261	—
Mark-to-market decrease in PREIT common shares (sold on January 23, 2020)	—	4,938	—
Severance and other reduction-in-force related expenses	—	—	23,368
Other	(186)	7,662	5,800
Total of certain expense (income) items that impact EBITDAre	6,202	16,523	(7,943)

EBITDAre, as adjusted (non-GAAP)	$222,265	$256,499	$228,404

- xiv -